Financial Results for First Quarter Ended March 29, 2020 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

Pullet Placement Up to February In Line With Expectations 10,000 Intended Pullet Placements 9,000 8,000 7,000 6,000 5,000 4,000 3,000 ThousandHead 2,000 1,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 5 Yr. Avg. . Trailing 8-Month placements 3.0% above year ago placements to support ramping of new capacity. Source: USDA 3

Hatching Layer Flock Consistent With Expected Growth Broiler Type Hatching Layers Eggs/100 62,000 1,950 1,900 60,000 1,850 58,000 1,800 1,750 56,000 Eggs 1,700 Head Head (000) 54,000 1,650 1,600 52,000 1,550 50,000 1,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 5 Yr. Avg. 2019 2020 5 Yr. Avg. . Increased broiler layer flock and improvements in eggs/100 in Q1, contributing to growth in egg supply. . Eggs/100 productivity in line with historical averages. Source: USDA 4

Hatchery Utilization Slightly Above 5 Year Average 94.0% 92.0% 90.0% % % 88.0% 86.0% 84.0% 82.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 5 Yr. Avg. Source: Agristats 5

Egg Sets Started Q1 In Line with Growth Expectations Before Recent Reductions; Hatchability Remains Lower Than Historical Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 250,000 84.0% 240,000 82.0% 230,000 80.0% 220,000% 78.0% 210,000 76.0% 200,000 Thousands of Eggs 74.0% 190,000 180,000 72.0% 170,000 70.0% 5 Year Range 2018 2019 2020 5 Yr. Avg. 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: USDA 6

Chick Placements Up +3.4% in Q1-20, But Recent Placements Close to 5 Year Lows Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head Head (000) 170,000 165,000 160,000 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: USDA 7

Growth Previously Concentrated in Big Bird Categories; Recent Weeks Showing Reductions in <4.25 and >7.75 Birds Head Processed by Size 100% 15.1% 15.6% 90% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.3% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 25.7% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 28.7% 27.6% 30% 20% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 22.7% 21.8% 22.4% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

Total February Freezer Inventories Higher Y/Y but Stable M/M Total Chicken Inventories 1,100,000 1,000,000 900,000 800,000 LBS (000) LBS 700,000 600,000 500,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 2020 3 Yr. Avg. . Breast meat inventories increased YOY but stabilized in P2-P3 . LQ inventories have climbed back from historical lows. . Wing inventories remains significantly below historical average. . Thigh meat and drums continue to grow YOY, while Other actually showed YOY decline. Source: USDA 9

Cutout Tracked Seasonality Before Declining in Early April Due to Reduction in Foodservice Operation Cutout Value 100.00 90.00 80.00 70.00 Cents/Lb 60.00 50.00 44.88 40.00 2/1 1/4 3/1 6/7 7/5 8/2 5/10 1/18 2/15 3/15 3/29 4/12 4/26 5/24 6/21 7/19 8/16 8/30 9/13 9/27 11/8 12/6 12/20 10/11 10/25 11/22 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: PPC, EMI 10

Tenders and Wings In Line Before Reduction in Foodservice; LQ Remains in Historical Range USDA Boneless/Skinless Breast NE USDA Tenders NE 175.00 235.00 215.00 155.00 195.00 135.00 175.00 155.00 115.00 Cents/Lb Cents/Lb 135.00 115.00 95.00 93.11 95.00 91.81 75.00 75.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2018 2019 2020 5 Year Average 5 Year Range 2018 2019 2020 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 50.00 230.00 45.00 210.00 40.00 190.00 35.00 170.00 31.96 30.00 150.00 Cents/Lb Cents/Lb 25.00 130.00 20.00 110.00 104.93 15.00 90.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2018 2019 2020 5 Year Average 5 Year Range 2018 2019 2020 5 Year Average Source: USDA 11

Q1 Pricing Within Normal Seasonality Before Declining Due to Reduction in Foodservice Operation EMI WOG 2.5-4.0 LBS 120.0 110.0 100.0 90.0 80.0 Cents/Lb. 70.0 60.0 50.0 41.1 40.0 1/3 5/8 6/5 7/3 1/17 1/31 2/14 2/28 3/13 3/27 4/10 4/24 5/22 6/19 7/17 7/31 8/14 8/28 9/11 9/25 10/9 11/6 12/4 10/23 11/20 12/18 5 Year Range 2017 2018 2019 2020 5 Year Average Source: EMI 12

Corn Stocks Remain at Adequate Levels . USDA raised US corn ending stocks by 200 million in April after lowering their Ethanol use by 375 million bushels . USDA reported that farmers intend to plant 96.9 million corn acres this year up over 7 million from last year’s planted acres Source: USDA 13

Soybean Inventories Remain High . USDA raised soybean ending stocks by 55 million bushels in April after lowering exports by 50 million bushels . USDA reported that farmers intend to plant 83.5 million acres up almost 7.5 million from last year’s planted acres Source: USDA 14

First Quarter 2020 Financial Review . U.S.: Diversified portfolio and Key Customer strategy minimized channel Main Indicators ($M) Q1-20 Q1-19 demand disruption; MX: Weak macro environment persisted; UK/Europe: Legacy Net Revenue 3,074.9 2,724.7 operations margins significantly improved, Gross Profit 177.1 218.9 new assets continue to generate positive SG&A 92.7 81.9 EBITDA. . SG&A higher on more brand investments Operating Income 84.4 137.0 in U.S. and MX, and addition of new Net Interest 31.0 30.2 Europe operations. Net Income 67.3 84.0 . Adjusted Q1-20 EBITDA reflects portfolio, Earnings Per Share 0.27 0.34 Key Customer strategy, and geographical (EPS) diversification. Adjusted EBITDA* 165.5 204.4 Adjusted EBITDA 5.4% 7.5% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,926.9 822.3 325.8 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 85.1 23.2 -23.9 reconciliation to GAAP. Operating Income 4.4% 2.8% -7.3% Margin Source: PPC 15

Fiscal Year 2020 Capital Spending CapexCapex (US$M)(US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Non- essential projects are being re-evaluated given new market conditions. Source: PPC 16

Investor Relations Contact Investor Relations: Dunham Winoto Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) income (loss) attributable to noncontrolling interests, (2) charges or income from restructuring activities, (3) reorganization items, (4) transaction costs related to acquisitions, (5) gain on bargain purchase and (6) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 29, 2020 March 31, 2019 (In thousands) Net income $ 67,449 $ 84,125 Add: Interest expense, net 30,998 30,222 Income tax expense 38,512 20,416 Depreciation and amortization 79,773 67,182 EBITDA 216,732 201,945 Add: Foreign currency transaction losses (gains) (18,385) 2,636 Transaction costs related to acquisitions 215 — Restructuring activity — (27) Minus: Negative adjustment to previously recognized gain on bargain purchase (1,740) — Shareholder litigation settlement 34,643 — Net income attributable to noncontrolling interest 181 114 Adjusted EBITDA $ 165,478 $ 204,440 Source: PPC. Source: PPC 19

Appendix: Reconciliation of LTM EBITDA The summary unaudited consolidated income statement data for the twelve months ended March 29, 2020 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 31, 2019 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 29, 2019 and (2) the applicable audited consolidated income statement data for the three months ended March 29, 2020. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended June 30, September 29, December 29, March 29, March 29, 2019 2019 2019 2020 2020 (In thousands) Net income $ 170,080 $ 110,096 $ 92,235 $ 67,449 $ 439,860 Add: Interest expense, net 30,150 27,330 30,650 30,998 119,128 Income tax expense 75,547 46,365 18,681 38,512 179,105 Depreciation and amortization 71,348 71,851 76,849 79,773 299,821 EBITDA 347,125 255,642 218,415 216,732 1,037,914 Add: Foreign currency transaction losses (gains) 2,260 3,027 (1,006) (18,385) (14,104) Transaction costs related to acquisitions — 63 1,239 215 1,517 Restructuring activity (43) (20) 6 — (57) Minus: Gain on bargain purchase — — 56,880 (1,740) 55,140 Shareholder litigation settlement — — — 34,643 34,643 Net income attributable to noncontrolling interest 12 331 155 181 679 Adjusted EBITDA $ 349,330 $ 258,381 $ 161,619 $ 165,478 $ 934,808 Source: PPC. Source: PPC 20

Appendix: EBITDA Margin Reconciliation EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Sales for the applicable period. PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 29, 2020 March 31, 2019 March 29, 2020 March 31, 2019 (In thousands) Net income $ 67,449 $ 84,125 2.19% 3.09 % Add: Interest expense, net 30,998 30,222 1.01% 1.11 % Income tax expense 38,512 20,416 1.25% 0.75 % Depreciation and amortization 79,773 67,182 2.59% 2.47 % EBITDA 216,732 201,945 7.05% 7.41 % Add: Foreign currency transaction losses (gains) (18,385) 2,636 (0.59) % 0.10 % Acquisition charges 215 — 0.01% — % Shareholder litigation settlement — — % — % Restructuring activity — (27) — % — % Minus: Negative adjustment to previously recognized gain on bargain purchase (1,740) — (0.06) % — % Shareholder litigation settlement 34,643 — 1.13% — % Net income (loss) attributable to noncontrolling interest 181 114 0.01% — % Adjusted EBITDA $ 165,478 $ 204,440 5.38% 7.50 % Net sales $ 3,074,928 $ 2,724,675 Source: PPC. Source: PPC 21

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 29, 2020 March 31, 2019 (In thousands) Sources of net sales by geographic region of origin: US $ 1,926,880 $ 1,883,591 Europe 822,262 514,962 Mexico 325,786 326,122 Total net sales $ 3,074,928 $ 2,724,675 Sources of cost of sales by geographic region of origin: US $ 1,788,777 $ 1,713,419 Europe 770,134 485,378 Mexico 338,942 306,963 Elimination (24) (24) Total cost of sales $ 2,897,829 $ 2,505,736 Sources of gross profit by geographic region of origin: US $ 138,103 $ 170,172 Europe 52,128 29,584 Mexico (13,156) 19,159 Elimination 24 24 Total gross profit $ 177,099 $ 218,939 Sources of operating income by geographic region of origin: US $ 85,052 $ 114,840 Europe 23,190 12,714 Mexico (23,880) 9,464 Elimination 24 24 Total operating income $ 84,386 $ 137,042 Source: PPC. Source: PPC 22